UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2022

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 26, 2022, four proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement.  The final results for the votes regarding the proposals are set forth below.

Proposal #1:  Election of directors.

Trustmark’s shareholders elected the eleven directors named below to serve until the 2023 annual shareholders’ meeting or until their successors have been elected and qualified.  The votes cast for each of the eleven directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Against	Abstain	Broker Non-Votes
Adolphus B. Baker	42,283,409	2,849,849	45,899	7,304,728
William A. Brown	43,022,003	2,114,640	42,514	7,304,728
Augustus L. Collins	44,962,946	176,523	39,688	7,304,728
Tracy T. Conerly	42,938,458	2,205,548	35,151	7,304,728
Duane A. Dewey	44,780,605	346,626	51,926	7,304,728
Marcelo Eduardo	42,942,501	2,201,424	35,232	7,304,728
J. Clay Hayes, Jr., M.D.	42,924,003	2,208,088	47,066	7,304,728
Gerard R. Host	44,606,183	513,041	59,933	7,304,728
Harris V. Morrissette	44,944,785	195,247	39,125	7,304,728
Richard H. Puckett	38,080,516	7,051,373	47,268	7,304,728
William G. Yates III	44,775,600	356,579	46,978	7,304,728

Proposal #2:   Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement.  The votes regarding Proposal #2 were as follows:

For	Against	Abstain	Broker Non-Votes
43,829,785	1,201,424	147,948	7,304,728

Proposal #3:   Advisory vote to increase the number of authorized shares of common stock.

Trustmark’s shareholders approved an amendment of the Trustmark Corporation Amended and Restated Stock and Incentive Compensation Plan to increase the number of authorized shares that may be issued under the Plan and to update the Plan’s provisions addressing dividends and dividend equivalents. The votes regarding Proposal #3 were as follows:

For	Against	Abstain	Broker Non-Votes
43,488,514	1,559,987	130,656	7,304,728

Proposal #4:   Ratification of the selection of Crowe LLP.

Trustmark’s shareholders ratified the selection of Crowe LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2022.  The votes regarding Proposal #4 were as follows:

For	Against	Abstain	Broker Non-Votes
52,307,658	131,183	45,044	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	April 27, 2022